SECOND
                                MASTER AMENDMENT
                                       TO
                      LOAN AND SECURITY AGREEMENTS, WAIVER
                               AND EQUIPMENT NOTES
                             MODIFICATION AGREEMENT

         THIS SECOND MASTER AMENDMENT TO LOAN AND SECURITY AGREEMENTS, WAIVER AND EQUIPMENT NOTES MODIFICATION AGREEMENT ("Master Amendment") is entered into as of September 6, 1996 among American Communication Services of Louisville, Inc., a Delaware corporation ("Louisville"), American Communication Services of Fort Worth, Inc., a Delaware corporation ("Fort Worth"), American Communication Services of Columbia, Inc., a Delaware corporation ("Columbia"), American Communication Services of Greenville, Inc., a Delaware corporation ("Greenville"), and American Communication Services of El Paso, Inc. ("El Paso", and collectively with Louisville, Fort Worth, Columbia and Greenville, the "ACSI Borrower Subsidiaries") and AT&T Credit Corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, each of the ACSI Borrower Subsidiaries is party to a Loan and Security Agreement with the Lender; specifically described as follows:

                  (i) Louisville and the Lender are parties to that certain Loan and Security Agreement dated as of October 17, 1994, as amended by that certain Amendment No. 1 dated as of June 26, 1995 and that certain Master Amendment (the "First Master Amendment") to Loan and Security Agreements dated as of November 30, 1995 between Lender and the ACSI Borrower Subsidiaries (as the same may from time to time be further amended, modified, supplemented or restated, the "Louisville Loan Agreement");

                  (ii) Fort Worth and the Lender are parties to that certain Loan and Security Agreement dated as of February 28, 1995, as amended by the First Master Amendment and that certain Letter Amendment (the "Letter Amendment") dated as of December 19, 1995 between Lender and the ACSI Borrower Subsidiaries other than Louisville (as the same may from time to time be further amended, modified, supplemented or restated.
                  the "Fort Worth Loan Agreement");

                  (iii) Columbia, Greenville and the Lender are parties to that certain Loan and Security Agreement dated as of June 30, 1995, as amended by the First Master Amendment and the Letter Amendment (as the same may from time to time be further amended, modified, supplemented or restated, the "Columbia and Greenville Loan Agreement"), and

                  (iv) El Paso and the Lender are parties to that certain Loan and Security Agreement dated as of September 8, 1995, as amended by the First Master Amendment and the Letter Amendment (as the same may from time to time be further amended, modified, supplemented or restated, the "El Paso Loan Agreement", and collectively with the Louisville Loan Agreement, the Fort Worth Loan Agreement and the Columbia and Greenville Loan Agreement, the "Loan Agreements");

         WHEREAS, the ACSI Borrower Subsidiaries have requested the Lender to modify the Loan Agreements to increase the Capital Loan Commitment Amount and decrease the Equipment Loan Commitment Amount in each of the respective Loan Agreements and to substitute as Exhibit A a modified Business Plan for each of the respective Loan Agreements,

         WHEREAS, the Lender and the ACSI Borrower Subsidiaries have agreed to amend the "Equipment Notes" to make a technical correction and to reflect the reduced "Commitment Amount" for the "Equipment Loans" (as each quoted term is defined in the respective Loan Agreements for each ACSI Subsidiary); and

         WHEREAS, the Lender and the ACSI Borrower Subsidiaries have agreed to amend the Loan Agreements on the terms and conditions set forth herein and restate paragraph 2 of the Letter Amendment;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the ACSI Borrower Subsidiaries and the Lender have agreed to amend the Loan Agreements and the Equipment Notes as set forth below. Capitalized terms used in this Master Amendment which are not otherwise defined herein, shall have the meanings given such terms in the respective Loan Agreement for each ACSI Borrower Subsidiary as applicable.

         1. Amendments to Loan Agreements. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below, on and after the date hereof, the parties hereto agree as follows:

         1.1 The definition of "Capital Loan Commitment Amount" in Section 1.01 of each of the Loan Agreements is hereby deleted and replaced as follows:

         (a)    In the Louisville Loan Agreement with the following definition:

                "Capital Loan Commitment Amount" shall mean the lesser of (i) $5,216,242.00 inclusive of capitalized interest, if any, on the Capital Loans and (ii) ninety percent (90%) of the outstanding principal balance of all then outstanding Loans, inclusive of capitalized interest.

         (b)    In the Fort Worth Loan Agreement, with the following definition:

                "Capital Loan Commitment Amount" shall mean the lesser of (i) $6,665,024.00 inclusive of capitalized interest, if any, on the Capital Loans and (ii) ninety percent (90%) of the outstanding principal balance of all then outstanding Loans, inclusive of capitalized interest."

         (c) In the Columbia and Greenville Loan Agreement, with the following definitions:

                  "ACS Columbia Capital Loan Commitment Amount" shall mean the lesser of (i) $6,101,357.00 inclusive of capitalized interest, if any, on the ACS Columbia Capital Loans and (ii) ninety percent (90%) of the outstanding principal balance of all Loans made by Lender to ACS Columbia, inclusive of capitalized interest."

                  "ACS Greenville Capital Loan Commitment Amount" shall mean the lesser of (i) $4,680,000, and (ii) ninety percent (90%) of the outstanding principal balance of all loans made by Lender to ACS Greenville, inclusive of capitalized interest. "

         (d)      In the El Paso Loan Agreement, with the following definition:

                  "Capital Loan Commitment Amount" shall mean the lesser of (i) $5,529,387.00 inclusive of capitalized interest, if any, on the Capital Loans and (ii) ninety percent (90%) of the outstanding principal balance of all then outstanding Loans, inclusive of capitalized interest."

         1.2 The definition of "Capital Note" in Section 1.01 of each of the Loan Agreements is hereby deleted and replaced with the following:

         (a) In the Louisville Loan Agreement, the Fort Worth Loan Agreement, and the El Paso Loan Agreement with the following definition:

               "Capital Note" shall mean the promissory note of the Borrower, substantially in the form of Exhibit C attached hereto and any replacement or substitute therefor. "

         (b) In the Columbia and Greenville Loan Agreement, with the following definition:

                  "Capital Note" shall mean the promissory note of either Borrower, substantially in the form of Exhibit C attached hereto and any replacement or substitute therefor."

         1.3 The  definition of "Equipment  Loan  Commitment  Amount" in Section
1.01 of each of the Loan Agreements is hereby deleted and replaced as follows:

         (a)     In the Louisville Loan Agreement with the following definition:

                  "Equipment Loan Commitment Amount" shall mean $579,582.00, inclusive of capitalized interest, if any, on the Equipment Loans."

         (b)     In the Fort Worth Loan Agreement with the following definition:

                  "Equipment Loan Commitment Amount" shall mean $740,558.00, inclusive of capitalized interest, if any, on the Equipment Loans."

         (c) In the Columbia and Greenville Loan Agreement, with the following definitions:

                  "ACS Columbia Equipment Loan Commitment Amount" shall mean $677,928.00, inclusive of capitalized interest, if any, on the ACS Columbia Equipment Loans."

                  "ACS Greenville Equipment Loan Commitment Amount" shall mean $520,000.00, inclusive of capitalized interest, if any, on the ACS Greenville Equipment Loans."

         (d)      In the El Paso Loan Agreement, with the following definition:

                  "Equipment Loan Commitment Amount" shall mean $614,376.00, inclusive of capitalized interests, if any on the Equipment Loans. "

         1.4 Section 2.08(f) of the Louisville Loan Agreement is hereby amended in its entirety to read as follows:

                  "If the aggregate principal balance (inclusive of capitalized interest) of (i) the Equipment Loans exceeds the Equipment Loan Commitment Amount or (ii) the Capital Loans exceeds the Capital Loan Commitment Amount, but in either case does not cause the aggregate of the then outstanding Capital Loans and Equipment Loans to exceed the amount which is the aggregate of the Equipment Loan Commitment Amount and Capital Loan Commitment Amount, such excess shall be treated as a Capital Loan. Otherwise, then in each such case, Borrower shall immediately repay to Lender, upon notice from Lender, the amount by which the outstanding principal balance of the respective Loan Balance exceeds its respective Commitment Amount, together with all accrued and unpaid interest on such excess principal up to the date of repayment. "

         1.5 Section 6.03 of each of the Loan Agreements is hereby amended to add the following clause at the end thereof:

                  "and if no Default or Event of Default has then occurred and is continuing, transfers occurring on or after June 1, 1996 of Equipment and other equipment to Additional System Borrowers and other subsidiaries of Parent owning and operating alternate access communication systems, with book value not to exceed (i) $250,000 in the aggregate, and (ii) when combined with similar transfers made by Additional System Borrowers, not to exceed $500,000 in the aggregate, provided that the Person which receives such Equipment or other equipment shall pay the Borrower which transferred such Equipment to it, cash in the amount of the book value for such transferred Equipment or equipment, within five Business Days of such transfer, subject to accounting adjustments in connection with the monthly closing of the books of the Borrower, the Additional System Borrowers and such other subsidiaries, which accounting adjustments shall be made not later than forty-five (45) days after such fifth Business Day, and provided further that the book value of all such transfers by the Borrower and a description of the Equipment or equipment transferred shall be noted on the monthly report required to be delivered to the Lender pursuant to Section 5.06(i) for the month in which such transfer occurred."

         1.6 Exhibits A and C to each of the respective Loan Agreements is hereby deleted in their entirety and Exhibits A and C to this Master Amendment respectively are hereby substituted therefor, specifically as follows:

         (a) to the Louisville Loan Agreement, Exhibits A-1, and C-1 to this Master Amendment shall replace Exhibits A and C to the Louisville Loan Agreement, respectively.

         (b) to the Fort Worth Loan Agreement, Exhibits A-2 and C-2 to this Master Amendment shall replace Exhibits A and C to the Fort Worth Loan Agreement, respectively.

         (c) to the Columbia and Greenville Loan Agreement, Exhibits A-3 and C-3 to this Master Amendment shall replace Exhibits A and C to the Columbia and Greenville Loan Agreement, respectively.

         (d) to the El Paso Loan Agreement, Exhibits A-4 and C-4 to this Master Amendment shall replace Exhibits A and C to the El Paso Loan Agreement, respectively.

         1.7 Section 6.01 of the El Paso Loan Agreement is amended to delete the word "and" at the end of clause (iv), to add the word "and" at the end of clause
(v) thereof and to add the following clause (vi) thereto:

                  "(vi) the rights of El Paso Electric Company, a Texas corporation ("El Paso Electric Company"), pursuant to that certain License Agreement dated as of December 6, 1995 between El Paso Electric Company and Borrower. "

         2. Equipment Notes Modification. Each Equipment Note executed by the respective ACSI Borrower Subsidiary is hereby amended (i) to delete the phrase "as set forth on Schedule A attached hereto" at the end of the first sentence in the second paragraph of the respective Equipment Note and to substitute the following therefor: "as set forth in Section 2.06(b) of the Loan Agreement", and
(ii) to reduce the principal amount thereof to the amounts set forth as the respective Equipment Loan Commitment Amounts in Section 1.3 above.

         3. Waiver. Parent and each of ACSI Borrower Subsidiaries have advised Lender that as of May 31, 1996, the ACSI Borrower Subsidiaries and other operating subsidiaries of Parent had engaged in transfers and exchanges of Equipment and other equipment, which transfers and exchanges of Equipment and other equipment which were the property of the ACSI Borrower Subsidiaries had an aggregate book value not in excess of $380,000. The Lender hereby waives any Event of Default that occurred under any of the Loan Agreements as a result of any of the above-described transfers. Nothing contained in this Section 3 shall be construed as waiving any other Event of Default or allowing any future transfers of Equipment or other equipment not permitted by the terms of the respective Loan Agreements.

         4. Conditions of Effectiveness of this Master Amendment. This Master Amendment shall become effective and be deemed effective on the date first above written subject to the Lender's receipt of each of the following:

         (i) five (5) originals of this Master Amendment, duly executed by the ACSI Borrower Subsidiaries and the Lender; and

         (ii) Substituted and Amended Capital Notes by each of the ACSI Borrower Subsidiaries;

         (iii) five (5) originals of the Master Reaffirmation of Parent Pledge and Support Agreements attached as Annex A hereto; and

         (iv) perfection of security interest in all new filing jurisdictions where respective Systems are being expanded.

         5. Further Assurances. The ACSI Borrower Subsidiaries hereby agree from time to time, as and when requested by the Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Lender may deem necessary or desirable in order to carry out the intent and purposes of this Master Amendment, the Loan Agreements or the other Loan Documents.

         6. Representations and Warranties of the ACSI Borrower Subsidiaries. The ACSI Borrower Subsidiaries hereby represent and warrant that this Master Amendment and their respective Loan Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the respective ACSI Borrower Subsidiary and are enforceable against the respective ACSI Borrower Subsidiary in accordance with their terms.

         7. Reference to the Effect on the Agreement.

         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the respective Loan Agreement as amended hereby.

         (b) Except as specifically set forth above, each of the Loan Agreements and the Equipment Notes, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Master Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreements or the Equipment Notes, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         8. Headings. Section headings in this Master Amendment are included herein for convenience of reference only and shall not constitute a part of this Master Amendment for any other purpose.

         9. Counterparts: Facsimile Signatures. This Master Amendment may be executed by one or more of the parties to the Master Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Each of the parties hereto agrees that a signature transmitted by facsimile transmission shall be effective to bind the party so transmitting its signature.

         10. Entire Agreement. This Master Amendment, taken together with the respective Loan Agreements and all of the other respective Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

         11. Applicable Law, Severability. This Master Amendment shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflict of laws provisions) and decisions of the State of New Jersey. Whenever possible, each provision of this Master Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Master Amendment shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Master Amendment.

[THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, this Master Amendment has been duly executed as of the date set forth above.

                                      AMERICAN COMMUNICATION
                                      SERVICES OF LOUISVILLE, INC.

                                      /s/ RICHARD A. KOZAK
                                      Name: Richard A. Kozak
                                      Title: President & Chief Executive Officer

                                      AMERICAN COMMUNICATION
                                      SERVICES OF FORT WORTH. INC.

                                      /s/ RICHARD A. KOZAK
                                      Name: Richard A. Kozak
                                      Title: President & Chief Executive Officer

                                      AMERICAN COMMUNICATION
                                      SERVICES OF COLUMBIA, INC.

                                      /s/ RICHARD A. KOZAK
                                      Name: Richard A. Kozak
                                      Title: President & Chief Executive Officer

                                      AMERICAN COMMUNICATION
                                      SERVICES OF GREENVILLE, INC.

                                      /s/ RICHARD A. KOZAK
                                      Name: Richard A. Kozak
                                      Title: President & Chief Executive Officer

                                      AMERICAN COMMUNICATION
                                      SERVICES OF EL PASO, INC.

                                      /s/ RICHARD A. KOZAK
                                      Name: Richard A. Kozak
                                      Title: President & Chief Executive Officer

                                      AT&T CREDIT CORPORATION

                                      /s/ EDWARD W. ANDREWS, JR.
                                      Name: Edward W. Andrews, Jr.
                                      Title: President

                                    EXHIBIT A
                                       to
                           SECOND MASTER AMENDMENT TO
                                 LOAN AGREEMENTS

         A-1      Exhibit A to Louisville Loan Agreement
         A-2      Exhibit A to Fort Worth Loan Agreement
         A-3      Exhibit A to Columbia and Greenville Loan Agreement
         A-4      Exhibit A to El Paso Loan Agreement

                                   EXHIBIT A-1
                                       to
                           SECOND MASTER AMENDMENT TO
                                 LOAN AGREEMENTS

                                    EXHIBIT A



                                  BUSINESS PLAN
                                    Attached.

                                   EXHIBIT A-2
                                       to
                           SECOND MASTER AMENDMENT TO
                                 LOAN AGREEMENTS

                                   EXHIBIT A

                                  BUSINESS PLAN
                                    Attached.

                                   EXHIBIT A-3
                                       to
                           SECOND MASTER AMENDMENT TO
                                 LOAN AGREEMENTS

                                    EXHIBIT A

                                  BUSINESS PLAN
                                    Attached.

                                   EXHIBIT A-4
                                       to
                           SECOND MASTER AMENDMENT TO
                                 LOAN AGREEMENTS

                                  BUSINESS PLAN
                                    Attached.

                                    EXHIBIT A

                                    EXHIBIT C
                                       to
                           SECOND MASTER AMENDMENT TO
                                 LOAN AGREEMENTS

         C-1      Exhibit C to Louisville Loan Agreement
         C-2      Exhibit C to Fort Worth Loan Agreement
         C-3      Exhibit C to Columbia and Greenville Loan Agreement
         C-4      Exhibit C to El Paso Loan Agreement

                                                                         ANNEX A

                                     SECOND
                             MASTER REAFFIRMATION OF
                      PARENT PLEDGE AND SUPPORT AGREEMENTS

         This SECOND MASTER REAFFIRMATION OF PARENT PLEDGE AND SUPPORT AGREEMENTS (this "Reaffirmation") is executed as of this 6th day of September, 1996 by American Communications Services, Inc., a Delaware corporation (the "Parent"), in favor of AT&T Credit Corporation, a Delaware corporation ("Lender").

                                   WITNESSETH

         WHEREAS, American Communications Services of Louisville, Inc., American Communication Services of Fort Worth, Inc., American Communication Services of Columbia, Inc. and American Communication Services of Greenville, Inc., and American Communication Services of El Paso, Inc. (each a Delaware corporation), entered into those certain Loan and Security Agreements each dated respectively as of October 16, 1994, February 28, 1995, June 30, 1995 and September 9, 1995, as amended (collectively, as so amended and as further amended,  restated or modified. the "Loan Agreements") with Lender;

         WHEREAS, to induce Lender to enter into the Loan Agreement, Parent executed and delivered those certain Parent Pledge and Support Agreements each dated as of October 16, 1994, February 28, 1995, June 30, 1995 and September 9, 1995, as amended (collectively, as so amended and as further amended, restated or modified, the "Pledge Agreements") in favor of the Lender;

         WHEREAS, the parties to the Loan Agreements are entering into that certain Second Master Amendment to Loan and Security Agreements, Waiver and Equipment Notes Modification Agreement (the "Amendment") of even date herewith; and

         WHEREAS, it is a condition precedent to the effectiveness of the Amendment that Parent execute and deliver this Reaffirmation;

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent hereby agrees as follows:

         1. Reaffirmation of Pledge Agreements. The Parent acknowledges that it has received and reviewed the Amendment and reaffirms that (a) the pledge of the "Pledged Stock" as defined in the respective Pledge Agreements and the liens and security interest granted therein and (b) the Pledge Agreements and the liens and security interest granted therein shall continue in full force and effect in accordance with their respective terms notwithstanding the execution and delivery of the Amendment.

         2. Governing Law and Jurisdiction. This Reaffirmation shall be construed in accordance with and governed by the internal laws of the State of New Jersey, without giving effect to any conflicts of laws principles.

         3. Execution in Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be duly executed by their duly authorized representatives as of the day and year first written above.

                                          AMERICAN COMMUNICATIONS SERVICES, INC.

                                          By:
                                          Name:
                                          Title:

         Acknowledged and agreed to as of the day and year first written above.

                                          AT&T CREDIT CORPORATION

                                          By:
                                          Name:
                                          Title:

                                                                       EXHIBIT C

                                     FORM OF
                      SUBSTITUTED AND AMENDED CAPITAL NOTE

$                                                         Morristown, New Jersey
                                                                          [DATE]

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF LOUISVILLE, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of AND NO/100 DOLLARS ($ ), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of October 17, 1994, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and between the Borrower and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above.

Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated October 17, 1994 in the original principal amount of $2,214,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note. Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                           OF LOUISVILLE, INC.

                                                 By:
                                                 Its:

                                                                       EXHIBIT C
                      SUBSTITUTED AND AMENDED CAPITAL NOTE

                                                          Morristown, New Jersey
$                                                                         [DATE]

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF FORT WORTH, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of AND NO/100 DOLLARS ($ ), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of February 28, 1995, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and between the Borrower and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated May 1, 1995 in the original principal amount of $2,970,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note. Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                           OF FORT WORTH, INC.

                                                 By:
                                                 Its:

                                                                       EXHIBIT C

                      SUBSTITUTED AND AMENDED CAPITAL NOTE

                                                          Morristown, New Jersey
$                                                                         [DATE]

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF COLUMBIA, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of

         AND NO/100 DOLLARS ($ ), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of June 30, 1995, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and among the Borrower, American Communication Services of Greenville, Inc., and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid.

         Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                AMERICAN COMMUNICATION SERVICES
                                                            OF COLUMBIA, INC.

                                                By:
                                                Its:

                                                                       EXHIBIT C

                      SUBSTITUTED AND AMENDED CAPITAL NOTE

$                                                                         [DATE]

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF GREENVILLE, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962- 1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of

         AND NO/100 DOLLARS ($ ), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of June 30, 1995, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and among the Borrower, American Communication Services of Columbia, Inc., and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding

Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated July 21, 1995 in the original amount of $2,808,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note.

         Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower;:such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                           OF GREENVILLE, INC.

                                                 By:
                                                 Its:

                                                                       EXHIBIT C

                      SUBSTITUTED AND AMENDED CAPITAL NOTE

                                                          Morristown, New Jersey
$                                                                         [DATE]

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF EL PASO, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of AND NO/100 DOLLARS ($ ), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of September 8, 1995, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and between the Borrower and the Lender, to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated September 29, 1995 in the original principal amount of $4,125,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note. Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                              OF EL PASO, INC.

                                                 By:
                                                 Its:

                      SUBSTITUTED AND AMENDED CAPITAL NOTE

$5,216,242.00                                             Morristown, New Jersey
                                                               September 6, 1996

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF LOUISVILLE, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of FIVE MILLION TWO HUNDRED SIXTEEN THOUSAND TWO HUNDRED FORTY-TWO AND NO/100 DOLLARS ($5,216,242.00), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of October 17, 1994, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and between the Borrower and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated October 17, 1994 in the original principal amount of $2,214,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note. Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                            OF LOUISVILLE, INC.

                                                 /s/ RICHARD A. KOZAK
                                                 Its: President & CEO

                      SUBSTITUTED AND AMENDED CAPITAL NOTE


$6,665,024.00                                                  September 6, 1996

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF FORT WORTH, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of SIX MILLION SIX HUNDRED SIXTY-FIVE THOUSAND TWENTY-FOUR AND NO/100 DOLLARS ($6,665,024.00), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of February 28, 1995, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and between the Borrower and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated May 1, 1995 in the original principal amount of $2,970,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby--waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note. Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                             OF FORT WORTH, INC.

                                                 /s/ RICHARD A. KOZAK
                                                 Its: President & CEO

                      SUBSTITUTED AND AMENDED CAPITAL NOTE

$6,101,357.00                                                  September 6, 1996

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF COLUMBIA, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of SIX MILLION ONE HUNDRED ONE THOUSAND THREE HUNDRED FIFTY-SEVEN AND NO/100 DOLLARS ($6,101,357.00), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of June 30, 1995, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and among the Borrower, American Communication Services of Greenville, Inc., and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated July 21, 1995 in the original amount of $2,700,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note.

         Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                               OF COLUMBIA, INC.


                                                 /s/ RICHARD A. KOZAK
                                                 Its: President & CEO

                      SUBSTITUTED AND AMENDED CAPITAL NOTE


$4,680,000.00                                                  September 6, 1996
         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF GREENVILLE, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of FOUR MILLION SIX HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($4,680,000.00), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of June 30, 1995, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and among the Borrower, American Communication Services of Columbia, Inc., and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated July 21, 1995 in the original amount of $2,808,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note. Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                             OF GREENVILLE, INC.

                                                 /s/ RICHARD A. KOZAK
                                                 Its: President & CEO

                      SUBSTITUTED AND AMENDED CAPITAL NOTE


$5,529,387.00                                                  September 6, 1996

         FOR VALUE RECEIVED, the undersigned, AMERICAN COMMUNICATION SERVICES OF EL PASO, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of AT&T CREDIT CORPORATION, a Delaware corporation (the "Lender"), at its office at 44 Whippany Road, Morristown, New Jersey 07962-1983, or at such other place as the holder of this Substituted and Amended Capital Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of FIVE MILLION FIVE HUNDRED TWENTY-NINE THOUSAND THREE HUNDRED EIGHTY-SEVEN AND NO/100 DOLLARS ($5,529,387.00), and (ii) the unpaid amount of all "Capital Loans" (referred to below), together with interest on the principal balance remaining from time to time unpaid at the rate provided below from the date such principal is advanced until payment in full thereof. This Substituted and Amended Capital Note is referred to in and was executed and delivered pursuant to Section 2.04 of that certain Loan and Security Agreement dated as of September 8, 1995, as amended (as so amended and restated, and further amended, restated and supplemented or modified from time to time, the "Loan Agreement") by and between the Borrower and the Lender, to which reference is hereby made for a statement of the terms and conditions under which the Capital Loans evidenced hereby are being made and are to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Substituted and Amended Capital Note as defined in the Loan Agreement.

         The principal indebtedness evidenced hereby shall be payable in twenty-eight (28) consecutive quarterly installments, as set forth in Section 2.06(b) of the Loan Agreement. The principal amount hereof may be prepaid only in accordance with the terms of the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof which remains unpaid from the date hereof until payment in full hereof at the rates described in the Loan Agreement, payable quarterly in arrears on the Payment Dates and subject to capitalization of the interest payable prior to the Commitment Termination Date in accordance with the provisions of Section 2.06 of the Loan Agreement, and calculated on the basis of a 360-day year comprised of twelve 30 day months, compounded monthly; provided, however, that if the Borrower shall default in the payment of the principal or interest hereof, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to four percent (4%) per annum above the rate of interest that would otherwise be applicable, from the date such payment is due to the date of actual payment, and if any other Event of Default occurs and is continuing, the Borrower promises to, on demand, pay interest on the entire unpaid principal amount hereof at a rate equal to two percent (2%) per annum above the rate of interest that would otherwise be applicable, until such Event of Default is cured.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of New Jersey, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given on the date the same is honored by the Lender's depository bank and final settlement thereof is reflected by irrevocable credit to the Lender's account in such bank. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to Borrower.

         The unpaid balance of the indebtedness hitherto evidenced by that certain Capital Note dated September 29, 1995 in the original principal amount of $4,125,000 (the "Former Note") made by the Borrower and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Documents. The principal balance of this Substituted and Amended Capital Note includes the indebtedness hitherto evidenced by the Former Note and to the extent such indebtedness is included in the principal balance of this Substituted and Amended Capital Note, the Substituted and Amended Capital Note (i) merely reevidences the indebtedness hitherto evidenced by the Former Note, (ii) is given in substitution for, and not as payment of the Former Note, and (iii) is in no way intended to constitute a novation of the Former Note.

         Except as otherwise agreed in the Loan Agreement, payments received by the Lender from the Borrower on this Substituted and Amended Capital Note shall be applied first to the payment of interest which is due and payable and only thereafter to the outstanding principal balance.

         Presentment, protest and notice of nonpayment are hereby waived by the Borrower.

         This Substituted and Amended Capital Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New Jersey. Whenever possible each provision of this Substituted and Amended Capital Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Substituted and Amended Capital Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Substituted and Amended Capital Note. Whenever in this Substituted and Amended Capital Note reference is made to the Lender or Borrower, such reference is made to include, as applicable, a reference to their respective successors and assigns. The provisions of this Substituted and Amended Capital Note shall be binding upon and inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                                                 AMERICAN COMMUNICATION SERVICES
                                                               OF EL PASO, INC.

                                                           /s/ RICHARD A. KOZAK
                                                           Its: President & CEO